                                                                    Exhibit 24

                           PROTECTIVE LIFE CORPORATION

                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in- fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of March , 2000.

WITNESS:

 /s/ Deborah J. Long

Deborah J. Long

                                                      /s/ Drayton Nabers, Jr.
                                                     ------------------------
                                                     Drayton Nabers, Jr.

                                                     (Chairman of the Board,
                                                     Chief Executive Officer
                                                     and Director)

                           PROTECTIVE LIFE CORPORATION

                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in- fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of March , 2000.

WITNESS:

 /s/ Deborah J. Long

Deborah J. Long

                                                      /s/ John D. Johns

                                                     John D. Johns

                                                     (President, Chief
                                                     Operating Officer
                                                     and Director)

                           PROTECTIVE LIFE CORPORATION

                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in- fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th
                                                                           -----
 day of     March                                     , 2000.
        ----------------------------------------------

WITNESS:

/s/ Deborah J. Long

Deborah J. Long

                                                      /s/ Jerry W. DeFoor

                                                     Jerry W. DeFoor

                                                     (Vice President, Controller
                                                     and Chief Accounting
                                                     Officer)

                           PROTECTIVE LIFE CORPORATION

                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in- fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal
this      6th
       --------
 day of         March                                 , 2000.
        ----------------------------------------------

WITNESS:

/s/ Deborah J. Long

Deborah J. Long

                                                    /s/ William J. Cabaniss, Jr.
                                                   -----------------------------
                                                     William J. Cabaniss, Jr.

                                                     (Director)

                           PROTECTIVE LIFE CORPORATION

                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in- fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of March , 2000.

WITNESS:

/s/ Deborah J. Long

Deborah J. Long

                                                      /s/ John J. McMahon, Jr.
                                                     -------------------------
                                                     John J. McMahon, Jr.

                                                     (Director)

                                            PROTECTIVE LIFE CORPORATION

                                              2801 Highway 280 South
                                             Birmingham, Alabama 35223

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in- fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of March , 2000.

WITNESS:

/s/ Deborah J. Long

Deborah J. Long

                                                      /s/ A. W. Dahlberg
                                                     -------------------
                                                     A. W. Dahlberg

                                                     (Director)

                           PROTECTIVE LIFE CORPORATION

                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in- fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of March , 2000.

WITNESS:

/s/ Deborah J. Long

Deborah J. Long

                                                      /s/ Ronald L. Kuehn, Jr.
                                                     -------------------------
                                                     Ronald L. Kuehn, Jr.

                                                     (Director)

                           PROTECTIVE LIFE CORPORATION

                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in- fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of March , 2000.

WITNESS:

/s/ Deborah J. Long

Deborah J. Long

                                                      /s/ James S. M. French
                                                     -----------------------
                                                     James S. M. French

                                                     (Director)

                           PROTECTIVE LIFE CORPORATION

                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in- fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of March , 2000.

WITNESS:

/s/ Deborah J. Long

Deborah J. Long

                                                      /s/ Robert A. Yellowlees

                                                     Robert A. Yellowlees

                                                     (Director)

                           PROTECTIVE LIFE CORPORATION

                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in- fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 6th day of March , 2000.

WITNESS:

/s/ Deborah J. Long

Deborah J. Long

                                                      /s/ Elaine L.  Chao

                                                     Elaine L. Chao

                                                     (Director)

                           PROTECTIVE LIFE CORPORATION

                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in- fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of March , 2000.

WITNESS:

/s/ Deborah J. Long

Deborah J. Long

                                                      /s/ Donald M. James

                                                     Donald M. James

                                                     (Director)

                           PROTECTIVE LIFE CORPORATION

                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in- fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of March , 2000.

WITNESS:

/s/ Deborah J. Long

Deborah J. Long

                                                      /s/ J. Gary Cooper

                                                     J. Gary Cooper

                                                     (Director)

                           PROTECTIVE LIFE CORPORATION

                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

                                            KNOW ALL MEN BY THESE PRESENTS that
the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John
D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the 1997 Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

                                 IN WITNESS WHEREOF, the undersigned has
hereunto set his hand and seal this      6th     day of    March        , 2000.
                                    ------------        -----------------

WITNESS:

/s/ Deborah J. Long

Deborah J. Long

                                                      /s/ H. Corbin Day

                                                     H. Corbin Day
                                                     (Director)